Palomar

Investor Presentation

May 2024

Disclaimer

This presentation contains forward-looking statements about Palomar Holdings, Inc. (the "Company"). These statements involve known and unknown risks that relate to the Company's future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles ("GAAP"). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this present.

Forward-looking statements generally relate to future events or the Company's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may", "will", "should", "expects", "plans", "anticipates", "could", "intends", "target", "projects", "contemplates", "believes", "estimates", "predicts", "would", "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the Company's expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management's current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, future results of operations; financial position; the impact of the ongoing and global COVID-19 pandemic; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment; the volatility of the trading price of our common stock; and our expectations about market trends.

The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company's forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company's views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.'s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings with the United States Securities and Exchange Commission.

Company Profile

TRACK RECORD OF DELIVERING STRONG GROWTH AND CONTINUED PROFITABILITY

- Specialty insurer using data analytics, underwriting acumen, and risk transfer expertise to capitalize on market dislocations
- Multi-channel distribution serving residential and commercial clients; products resonate with producers, other insurers and reinsurers
- Leading earthquake insurer in the United States
- Admitted and E&S offerings with nationwide scope
  A.M. Best "A- (Excellent)" FSC group rating
- Risk transfer strategy limits exposure to major events and reduces earnings volatility
- Committed to environmental, social, governance, diversity and inclusion initiatives

PALOMAR Q1 2024 HIGHLIGHTS [(1)]

- ☑ Continued execution of Palomar 2X strategy
- ☑ Gross written premium (GWP) of $368.1 million; 47% YoY growth
- ☑ Adjusted net income of $27.8 million, 36% YoY growth
- ☑ Adjusted return on equity of 22.9%
- ☑ Adjusted combined ratio of 73.0%
- ☑ Grew Earthquake premium by 18%[(2)] and executed new residential and commercial partnerships
- ☑ Continued to expand Casualty franchise, 327% YoY GWP growth, while building a strong reserve base
- ☑ Increased projected 2024 Crop GWP to $125 million from $100 million
- ☑ Surpassed $500 million of stockholders' equity; achieved A.M. Best Financial Size Category X
- ☑ Raised full year 2024 adjusted net income guidance to $113-118 million up from $110-115 million

1. This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix
2. The first quarter of 2023 benefited from a non-recurring earthquake premium transfer that came over in conjunction with a strategic carrier partnership. Excluding this one-time benefit, the Earthquake book grew 18% on a same-store basis

Palomar Portfolio of Specialty Insurance Products

FIVE KEY SPECIALTY INSURANCE PRODUCTS WILL DRIVE VALUE OVER THE INTERMEDIATE-TERM

Q1 % of Total GWP by Product



Earthquake
28.7%
Inland Marine & Other Property
20.9%
Crop
10.5%
Q1 GWP:
$368.1M
Fronting
25.8%
Casualty
14.1%

FIRST QUARTER PRODUCT SUMMARY

Products	Q1' 2024	Q1' 2023	YoY % Increase
	($ in thousands)		
Earthquake	$105,729	$93,495	13.1%
Inland Marine & Other Property	$76,876	$52,705	45.9%
Casualty	$51,935	$12,157	327.2%
Fronting	$94,831	$91,755	3.4%
Crop	$38,707	—	—
Total Gross Written Premiums	$368,078	$250,112	47.2%

Palomar

Palomar 2X Strategy

PHILOSOPHY: AN ORGANIC BUSINESS STRATEGY DESIGNED TO DOUBLE UNDERWRITING INCOME AND GENERATE AN ADJUSTED ROE IN EXCESS OF 20% IN A PREDICTABLE MANNER OVER AN INTERMEDIATE TIMEFRAME

FUNDAMENTAL PRINCIPLES

- Organic growth
- Anchored by non-attritional loss business
- Entry into new markets driven by replicable, analytics-driven process
- Continued reduction in non-earthquake catastrophe exposure
- Conservative and comprehensive risk transfer strategy
- Fee income as a complementary and diversifying income stream
- Investments in people, processes and systems to effectively scale the business
- Commitment to sustainability initiatives

2024 STRATEGIC INITIATIVES

- SUSTAIN STRONG PROFITABLE GROWTH
- DELIVER PREDICTABLE EARNINGS
- MANAGE DISLOCATION & DIVERSIFICATION
- SCALE THE ORGANIZATION

Palomar Crop Insurance Thesis

CROP WILL BE A SIGNIFICANT GROWTH CONTRIBUTOR IN 2024 AND BEYOND

STRATEGIC RATIONALE	• Palomar is one of only 13 approved insurance providers recognized by the federal government • Provides access to the $20 billion annual Crop insurance market • Establishes a new growth vector in a specialized and diversifying line of business • Opportunity to generate fee and underwriting income; significant growth potential

PRODUCTS & PREMIUM	• Targeting business throughout the Midwest covering a variety of crops
	    • Multi Peril Crop Insurance; covers against loss of production or a combination of yield and price coverage caused by natural events
	    • Crop Hail; a private product that covers against loss to a crop caused by hail, fire, or lightning
	• Seasonal line of business with a majority of premium expected in Q3 of each year, followed by Q1

UNDERWRITING & DISTRIBUTION	• Executed multi-year fronting arrangement with Advanced AgProtection, a leading Crop MGA • Utilize the deep expertise, innovative technology and analytics of a longstanding industry expert • Highly experienced team across insurance operations, underwriting, risk management and claims handling • Strong, longstanding relationships spanning decades with appointed agents
CURRENT STATUS	• Core pillar of Palomar 2X • $38.7 million of GWP in Q1 2024 • Raised Crop GWP guidance from $100M to $125M for 2024 • 5% risk participation in 2024; expanded risk participation in 2025 and beyond • Long term annual premium potential over $500 million

Catastrophe Exposure Management & Reduced Volatility

EXECUTION OF CONCENTRATED EFFORTS TO REDUCE VOLATILITY HAVE PRODUCED STRONG PROFITABLE RESULTS

Portfolio Update

- Achieved targeted Continental US wind 250-yr PML of $100 million at 9/30/23 | this compares to a peak of $650 million during the 2020 wind season
- Currently projecting flat Continental US Wind PML for 2024 wind season

Key Initiatives (Year of Action)

- Run-off of admitted Commercial All Risk portfolio (2020)
- Exited Non-Texas Specialty Homeowners business (2021)
- Pivoted Texas Specialty Homeowners business to fronted model (2022)
- Reduced E&S Commercial All Risk line size (2022)
  - Capped total insured values in Florida
  - Reduced number of E&S Commercial All Risk programs
- Established fee generative reciprocal: Laulima Exchange (2023)



Reduced Volatility While Generating Strong Adjusted Net Income
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
35%
30%
25%
20%
15%
10%
5%
0%
$7.70
$15.6
$16.1
$33.4
$52.4
$50.7
$59.7
$66.5
$71.3
$73.6
$73.4
$88.0
$93.5
$100.9
33%
25%
22%
10%
2%
6%
6%
4%
5%
5%
6%
2%
1%
0%
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
LTM Adjusted Net Income ($M)
LTM Cat Losses / LTM Net Earned Premium (%)

Historical Catastrophe Loss As-If Analysis

Treaty Year	# CATs	CAT Losses[1] ($M)	As-If CAT Losses[2] ($M)
2020	6	63.2	4.3
2021	1	12.5	3.4
2022 [3]	3	29.0	24.9

1. Ultimate CAT losses as of 12/31/2022; implies a $12.5M retention
2. As-If losses estimate impact of removing discontinued business and underwriting changes as of 3/31/2023
3. Includes estimates for Winter Storm Elliot and CA Flooding

Palomar

Comprehensive Risk Transfer Program

ROBUST RISK TRANSFER STRATEGY ENABLES PREDICTABLE EARNINGS AND REDUCED VOLATILITY

- Reinsurance strategy combines the use of both excess of loss ("XOL") and quota share reinsurance
- Portfolio analytics process utilizes multiple catastrophe models, deterministic loss scenarios and exposure profiles to assess risk and evaluate reinsurance coverage needs
- The current XOL program provides coverage substantially in excess of the modeled loss anticipated with the recurrence of the most severe historical catastrophes
- Quota share reinsurance used to further mitigate the impact of losses
- Cede majority of exposure for attritional lines of business and earn attractive ceding commission
- Utilize quota share and per risk coverage to manage net exposure for any single risk

Current Reinsurance Coverage:
- ***EQ Coverage to $2.71B***
- ***HI HU Coverage to $800M***
- ***Continental US HU to $100M***



CA COMMERCIAL EARTHQUAKE QUOTA SHARE
18.5% CESSION
RETENTION
SINGLE SHOT INURING EQ
$1.05B xs $325M CAT BONDS & TRADITIONAL LIMIT
$325M RETENTION
CORE CAT XOL TOWER
$1.485B
$800M
$100M
$17.5M
EQ-ONLY
EQ + HAWAII HURRICANE
ALL PERILS
RETENTION
$2.71B (Total EQ with Inuring and QS)

1. Core Catastrophe XOL retention excludes modest additional premium of first and second layers

Palomar

Other Key Reinsurance Placements

PALOMAR MAINTAINS COMPREHENSIVE PRODUCT SPECIFIC REINSURANCE STRUCTURES

	Line of Business	Structure	Admitted / E&S	Start Date
PLMR Corporate	Inland Marine	Quota Share	Admitted and E&S	May-24
	Flood	Quota Share & XOL	Admitted and E&S	Jun-23
	Hawaii Hurricane	Quota Share	Admitted	Sep-23
	CA Commercial Earthquake	Quota Share	Admitted and E&S	Jan-24
	General Casualty & Professional Liability	Quota Share	Admitted and E&S	Apr-24
	Real Estate E&O	Quota Share	Admitted	Oct-23
Programs	Builder's Risk	Quota Share	E&S	Jun-23
	Small Contractors General Liability	Quota Share	E&S	Jan-24
	Excess Liability	Quota Share	E&S	Jan-24
PLMR-Front	Specialty Homeowners	Quota Share	Admitted	Jun-23
	Cyber	Quota Share	Admitted and E&S	Jul-23
	Cross Border Trucking	Quota Share	E&S	Nov-23
	Crop	Quota Share	Admitted	Jan-24

Reinsurance Recent Developments

- 1/1 renewals offered a broad perspective of the reinsurance market
- CA Commercial Earthquake quota share renewed at improved economics; increased ceding commission that implies a risk-adjusted decrease of approximately 5%
- Earthquake XOL layer renewed at approximately 5% decrease
- 4/1 Casualty quota share renewed at improved economics; ceding commission increased from the expiring level
- 5/1 Builder's Risk quota share renewed with enhanced economics; increased gross and net lines
- Actively marketing Torrey Pines Re, fifth catastrophe bond

Palomar

Entrepreneurial and Experienced Management Team

**LEADING SPECIALTY INSURANCE TALENT
CONTINUE TO EXECUTE AND ADD DEPTH TO THE ORGANIZATION**

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong | Chairman & Chief Executive Officer	25+	Arrowhead General Insurance Agency | Spectrum Equity | Alex. Brown & Sons
Jon Christianson | President	20+	Holborn Corporation | John B. Collins Associates | Guy Carpenter
Chris Uchida | Chief Financial Officer	25+	Arrowhead General Insurance Agency | PwC
Jon Knutzen | Chief Risk Officer	25+	TigerRisk Partners | Holborn Corporation | Guy Carpenter
Angela Grant | Chief Legal Officer	30+	CSE Insurance Group | Hippo | Esurance | Kemper | GEICO
Robert Beyerle | Chief Underwriting Officer	20+	Great American Insurance Company | Acordia Southeast

Commitment to Sustainability

ACCESS THE SUSTAINABILITY PORTAL AND 2023 SUSTAINABILITY & CITIZENSHIP REPORT HERE: HTTPS://PLMR.COM/SUSTAINABILITY/

OVERVIEW

- Committed to sustainable business practices is driven by the understanding that environmental stewardship, social responsibility, and effective governance are interconnected pillars essential for long-term business success
- Dedicated business strategy that supports growth, well-being, and long-term sustainability through investment in our people, business, and communities

SUSTAINABILITY PRIORITIES

1 ENVIRONMENTAL

- Climate Strategy
- Disaster Preparedness & Response

2 SOCIAL

- Human Capital Management
- Safety & Health
- Human Rights
- Diversity & Inclusion
- Community & Team Member Well-being

3 GOVERNANCE

- Investment Management
- Data Privacy & Cybersecurity
- Governance Practices

TRANSPARENCY

Reporting Aligned with Following Frameworks

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SASB

As Asset Owners, Public Commitments / Signatories to Responsible Investment Initiatives

PRI Principles for Responsible Investment

United Nations Global Compact

UN environment programme finance initiative

Principles for Sustainable Insurance

PALOMAR PROTECTS

Palomar

Proven Business Model

GROWTH

Gross Written Premium ($M)



CAGR: +46%
$535
$882
$1,142
+47%
$250
$368
2021
2022
2023
Q1'23
Q1'24

PROFITABILITY

Adjusted Net Income ($M)



CAGR: +21%
$53.4
$71
$94
+36%
$20
$28
2021
2022
2023
Q1'23
Q1'24

RETURNS

Adjusted Return on Equity



13.8%
18.3%
21.9%
20.7%
22.9%
2021
2022
2023
Q1'23
Q1'24

1. *This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix.*

2024 Full Year Guidance

MIDPOINT OF 2024 GUIDANCE RANGE IMPLIES AN ADJUSTED ROE ABOVE PALOMAR 2X TARGET OF 20%

2024 FULL YEAR OUTLOOK	
Adjusted Net Income	**$113 to $118 million**

- Raised 2024 full year guidance at Q1 earnings from $110-$115 million to $113-$118 million
- Current range includes:
  - Q1 losses incurred from California flooding events of approximately $3.4 million
  - Loss expectations from convective storm and mini-cat events (2-3 points of total expected loss ratio of 21-25%)
- Assumes a 5% risk adjusted increase on 6/1 excess of loss renewal

1. This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix.

Palomar

Appendix

Palomar

Five Key Specialty Products: 2023 GWP by Quarter

Beginning in 2024, we updated the categorization of our products to align with our current strategy and view of the business. Prior year amounts have been reclassified for comparability purposes. The recategorization is for presentation purposes only and does not impact overall gross written premiums.

2023				
Line of Business	Q1	Q2 ($ in thousands)	Q3	Q4
Earthquake	$93,495	$107,929	$113,386	$122,087
Fronting	$91,755	$79,724	$94,954	$85,708
IM & Other Property	$52,705	$69,779	$64,498	$63,039
Casualty	$12,157	$16,376	$29,532	$32,324
Crop	-	$488	$11,627	-$5
Total GWP	$250,112	$274,296	$313,998	$303,153

Palomar

First Quarter 2024 Financial Highlights

($ in thousands)	Three Months Ended - March 31			
	2024	2023	Change	% Change
Gross written premiums	$368,078	$250,112	$117,966	47.2%
Ceded written premiums	(228,171)	(170,344)	(57,827)	33.9%
Net written premiums	139,907	79,768	60,139	75.4%
Net earned premiums	107,866	83,241	24,625	29.6%
Commission and other income	528	695	(167)	(24.0)%
Total underwriting revenue (1)	**$108,394**	**$83,936**	**$24,458**	**29.1%**
Losses and loss adjustment expenses	26,837	20,652	6,185	29.9%
Acquisition expenses, net of ceding commissions and fronting fees	31,798	25,679	6,119	23.8%
Other underwriting expenses	24,804	19,222	5,582	29.0%
Underwriting income (1)	24,955	18,383	6,572	35.8%
Interest expense	(740)	(1,020)	280	(27.5)%
Net investment income	7,139	5,120	2,019	39.4%
Net realized and unrealized gains on investments	3,002	146	2,856	NM
Income before income taxes	34,356	22,629	11,727	51.8%
Income tax expense	7,974	5,316	2,658	50.0%
Net income	**$26,382**	**$17,313**	**$9,069**	**52.4%**
Adjustments:				
Net realized and unrealized gains on investments	(3,002)	(146)	(2,856)	NM
Stock-based compensation expense	3,820	3,450	370	10.7%
Amortization of intangibles	390	313	77	24.6%
Expenses associated with catastrophe bond	—	50	(50)	(100.0)%
Tax impact	204	(540)	744	(137.8)%
Adjusted net income (1)	**$27,794**	**$20,440**	**$7,354**	**36.0%**
Key Financial and Operating Metrics				
Annualized return on equity	21.7%	17.5%		
Annualized adjusted return on equity (1)	22.9%	20.7%		
Loss ratio	24.9%	24.8%		
Expense ratio	52.0%	53.1%		
Combined ratio	76.9%	77.9%		
Adjusted combined ratio (1)	73.0%	73.3%		
Diluted earnings per share	$1.04	$0.68		
Diluted adjusted earnings per share (1)	$1.09	$0.80		
Catastrophe losses	$3,359	$1,806		
Catastrophe loss ratio (1)	3.1%	2.2%		
Adjusted combined ratio excluding catastrophe losses (1)	69.8%	71.2%		
Adjusted underwriting income (1)	$29,165	$22,196	$6,969	31.4%

(1) Indicates non-GAAP financial measure; see "Reconciliation of Non-GAAP Financial Measures" for a reconciliation of the non-GAAP financial measures to their most directly comparable financial measures prepared in accordance with GAAP.

Palomar

Reconciliation Of Non-GAAP Metrics Used In This Presentation

($ in thousands)	Three Months Ended - March 31	
	2024	2023
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$82,911	$64,858
Denominator: Net earned premiums	$107,866	$83,241
Combined ratio	**76.86%**	**77.92%**
Adjustments to numerator:		
Expenses associated with transactions	0	0
Stock-based compensation expense	-$3,820	-$3,450
Amortization of intangibles	-$390	-$313
Expenses associated with catastrophe bond	0	-$50
Adjusted combined ratio	**73.0%**	**73.3%**
Adjusted net income	$27,794	$20,440
Weighted-average common shares outstanding, diluted	25,468,564	25,442,902
Diluted adjusted earnings per share	$1.09	$0.80
Numerator: Losses and Loss adjustment expenses	$26,837	$20,652
Denominator: Net earned premiums	$107,866	$83,241
Loss ratio	**24.9%**	**24.8%**
Numerator: Catastrophe losses	$3,359	$1,806
Denominator: Net earned premiums	$107,866	$83,241
Catastrophe loss ratio	**3.1%**	**2.2%**
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$82,911	$64,858
Denominator: Net earned premiums	$107,866	$83,241
Combined ratio	**76.9%**	**77.9%**
Adjustments to numerator:		
Stock-based compensation expense	-$3,820	-$3,450
Amortization of intangibles	-$390	-$313
Expenses associated with catastrophe bond	-	-
Catastrophe Losses	-$3,359	-$1,806
Adjusted combined ratio excluding catastrophe losses	**69.8%**	**71.2%**

Palomar

Reconciliation Of Non-GAAP Metrics Used In This Presentation

($ in thousands)	Three Months Ended - March 31	
	2024	2023
Gross earned premiums	$302,872	$225,243
Ceded earned premiums	-195,006	-142,002
Net earned premiums	$107,866	$83,241
Net earned premium ratio	**35.6%**	**37.0%**
Total revenue	$118,535	$89,202
Net investment income	-7,139	-5,120
Net realized and unrealized gains on investments	-3,002	-146
Underwriting revenue	**$108,394**	**$83,936**
Income before income taxes	$34,356	$22,629
Net investment income	-7,139	-5,120
Net realized and unrealized gains on investments	-3,002	-146
Interest expense	740	1,020
Underwriting income	24,955	18,383
Expenses associated with transactions	0	0
Stock-based compensation expense	3,820	3,450
Amortization of intangibles	390	313
Expenses associated with catastrophe bond	0	50
Adjusted underwriting income	**$29,165**	**$22,196**
Net income	$26,382	$17,313
Adjustments:	-	-
Net realized and unrealized gains on investments	-3,002	-146
Expenses associated with transactions	0	0
Stock-based compensation expense	3,820	3,450
Amortization of intangibles	390	313
Expenses associated with catastrophe bond	0	50
Tax impact	204	-540
Adjusted net income	**$27,794**	**$20,440**
Annualized adjusted net income	$111,176	$81,761
Average stockholders' equity	$486,455	$394,701
Annualized adjusted return on equity	**22.9%**	**20.7%**

Palomar

Theoretical Net Written Premium vs Net Earned Premium

The yellow highlighted sections show the calculation of Ceded XOL on a written and earned basis.
The Ceded XOL on a written basis and on an earned basis are calculated the same.

Assumptions:	**Year 1**				**Year 2**				**Year 3 Q1-Q2**		**Year 3 Q3-Q4**				
Ceded Quota Share %	10%				10%				10%		10%				
XOL Annual Expense	8,000				10,000				12,000		22,000				
	Year 1 Q1	**Year 1 Q2**	**Year 1 Q3**	**Year 1 Q4**	**Year 2 Q1**	**Year 2 Q2**	**Year 2 Q3**	**Year 2 Q4**	**Year 3 Q1**	**Year 3 Q2**	**Year 3 Q3**	**Year 3 Q4**	**Year 1**	**Year 2**	**Year 3**
Gross written premium	5,000	5,000	5,000	5,000	6,000	9,000	9,000	8,000	8,000	20,000	14,000	15,000	20,000	32,000	57,000
Ceded written premium QS	(500)	(500)	(500)	(500)	(600)	(900)	(900)	(800)	(800)	(2,000)	(1,400)	(1,500)	(2,000)	(3,200)	(5,700)
Ceded written premium XOL	(2,000)	(2,000)	(2,000)	(2,000)	(2,500)	(2,500)	(2,500)	(2,500)	(3,000)	(3,000)	(5,500)	(5,500)	(8,000)	(10,000)	(17,000)
Net written premium	2,500	2,500	2,500	2,500	2,900	5,600	5,600	4,700	4,200	15,000	7,100	8,000	10,000	18,800	34,300
Ceded WP / GWP	-50%	-50%	-50%	-50%	-52%	-38%	-38%	-41%	-48%	-25%	-49%	-47%	-50%	-41%	-40%
NWP / GWP	50%	50%	50%	50%	48%	62%	62%	59%	53%	75%	51%	53%	50%	59%	60%
QoQ Change in Ceded WP/GWP		0%	0%	0%	-2%	14%	0%	-3%	-6%	23%	-24%	3%		9%	1%
Gross earned premium	625	1,875	3,125	4,375	5,125	5,750	6,750	7,625	8,250	9,875	11,875	13,375	10,000	25,250	43,375
Ceded earned premium QS	(63)	(188)	(313)	(438)	(513)	(575)	(675)	(763)	(825)	(988)	(1,188)	(1,338)	(1,000)	(2,525)	(4,338)
Ceded earned premium XOL	(2,000)	(2,000)	(2,000)	(2,000)	(2,500)	(2,500)	(2,500)	(2,500)	(3,000)	(3,000)	(5,500)	(5,500)	(8,000)	(10,000)	(17,000)
Net earned premium	(1,438)	(313)	813	1,938	2,113	2,675	3,575	4,363	4,425	5,888	5,188	6,538	1,000	12,725	22,038
Ceded EP / GEP	-330%	-117%	-74%	-56%	-59%	-53%	-47%	-43%	-46%	-40%	-56%	-51%	-90%	-50%	-49%
NEP / GEP	-230%	-17%	26%	44%	41%	47%	53%	57%	54%	60%	44%	49%	10%	50%	51%
QoQ Change in Ceded EP/GEP		213%	43%	18%	-3%	5%	6%	4%	-4%	6%	-16%	5%		40%	0%
Diff Ceded EP/GEP & Ceded WP/GWP	-280%	-67%	-24%	-6%	-7%	-16%	-9%	-2%	1%	-15%	-7%	-4%	-40%	-8%	-9%

The blue highlighted cells represent the change in Ceded EP/GEP on a sequential quarter over quarter basis in periods that we have increased our XOL limit and cost. XOL reinsurance purchases allow us to grow into the limit that we buy over the life of those contracts. We start expensing the XOL immediately when the new contracts go into effect. Assuming our GEP will continue to grow, our Ceded EP/GEP ratio at the beginning of any given contract represents the highest Ceded EP/GEP for that contract.

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Theoretical Net Written Premium vs Net Earned Premium

This example represents flat written premium with no changes to XOL reinsurance expense. With flat written premium the difference between net written and earned premium only exists in year 1 when the earned premium is building to steady state. Once the earned premium reaches steady state the net written and earned are the same.

Assumptions:	**Year 1**				**Year 2**				**Year 3 Q1-Q2**		**Year 3 Q3-Q4**				
Ceded Quota Share %	10%				10%				10%		10%				
XOL Annual Expense	8,000				8,000				8,000		8,000				
	Year 1 Q1	**Year 1 Q2**	**Year 1 Q3**	**Year 1 Q4**	**Year 2 Q1**	**Year 2 Q2**	**Year 2 Q3**	**Year 2 Q4**	**Year 3 Q1**	**Year 3 Q2**	**Year 3 Q3**	**Year 3 Q4**	**Year 1**	**Year 2**	**Year 3**
Gross written premium	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	20,000	20,000	20,000
Ceded written premium QS	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(2,000)	(2,000)	(2,000)
Ceded written premium XOL	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(8,000)	(8,000)	(8,000)
Net written premium	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	10,000	10,000	10,000
Ceded WP / GWP	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%
NWP / GWP	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%
QoQ Change in Ceded WP/GWP		0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%		0%	0%
Gross earned premium	625	1,875	3,125	4,375	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	10,000	20,000	20,000
Ceded earned premium QS	(63)	(188)	(313)	(438)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(1,000)	(2,000)	(2,000)
Ceded earned premium XOL	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(8,000)	(8,000)	(8,000)
Net earned premium	(1,438)	(313)	813	1,938	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	1,000	10,000	10,000
Ceded EP / GEP	-330%	-117%	-74%	-56%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-50%	-90%	-50%	-50%
NEP / GEP	-230%	-17%	26%	44%	50%	50%	50%	50%	50%	50%	50%	50%	10%	50%	50%
QoQ Change in Ceded EP/GEP		213%	43%	18%	6%	0%	0%	0%	0%	0%	0%	0%		40%	0%
Diff Ceded EP/GEP & Ceded WP/GWP	-280%	-67%	-24%	-6%	0%	0%	0%	0%	0%	0%	0%	0%	-40%	0%	0%

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